Exhibit 99.2

Third Quarter

Financial Supplement

September 30, 2014

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than foreign currency translation adjustments (“FCTAs”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTAs, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix, and in our earnings press release dated October 29, 2014, for the period ended September 30, 2014, which is available at www.metlife.com.

In addition, the following are return on equity definitions:

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.’s tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.’s tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Operating earnings available to common shareholders	$1,495	$1,554	$1,562	$1,590	$1,825
Preferred stock dividends	30	31	30	31	30
Operating earnings	1,525	1,585	1,592	1,621	1,855
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(85)	(178)	(411)	(125)	109
Net derivative gains (losses)	(546)	(373)	343	311	478
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(465)	(303)	(302)	(475)	(146)
Provision for income tax (expense) benefit (2)	544	184	120	44	(202)
Income (loss) from continuing operations, net of income tax	973	915	1,342	1,376	2,094
Income (loss) from discontinued operations, net of income tax	2	1	(3)	-	-
Net income (loss)	975	916	1,339	1,376	2,094
Less: Net income (loss) attributable to noncontrolling interests	3	8	11	10	-
Net income (loss) attributable to MetLife, Inc.	972	908	1,328	1,366	2,094
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$942	$877	$1,298	$1,335	$2,064

Operating earnings available to common shareholders per common share - diluted	$1.34	$1.37	$1.37	$1.39	$1.60
Net investment gains (losses)	(0.08)	(0.16)	(0.36)	(0.11)	0.10
Net derivative gains (losses)	(0.49)	(0.33)	0.30	0.27	0.42
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.42)	(0.27)	(0.27)	(0.41)	(0.13)
Provision for income tax (expense) benefit	0.49	0.17	0.11	0.04	(0.18)
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	-	0.01	0.01	0.01	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$0.84	$0.77	$1.14	$1.17	$1.81

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Notable items impacting operating earnings available to common shareholders:

Variable investment income, as compared to plan	$-	$101	$63	$11	$62
Catastrophe experience and prior year development, net	21	15	-	(21)	38
Actuarial assumption review and other insurance adjustments	(29)	-	-	56	16
Litigation reserves & settlement costs	-	(147)	(57)	-	-
Tax adjustments	-	11	-	-	(9)
Total notable items (3)	$(8)	$(20)	$6	$46	$107

Notable items impacting operating earnings available to common shareholders per common share - diluted:

Variable investment income, as compared to plan	$-	$0.09	$0.06	$0.01	$0.05
Catastrophe experience and prior year development, net	$0.02	$0.01	$-	$(0.02)	$0.03
Actuarial assumption review and other insurance adjustments	$(0.03)	$-	$-	$0.05	$0.01
Litigation reserves & settlement costs	$-	$(0.13)	$(0.05)	$-	$-
Tax adjustments	$-	$0.01	$-	$-	$(0.01)
Total notable items (3)	$(0.01)	$(0.02)	$0.01	$0.04	$0.09

	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Weighted average common shares outstanding - diluted	1,117.3	1,138.1	1,140.5	1,142.3	1,141.0

(1)          The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

(3)          Notable items represent a positive/(negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share-diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Book value per common share, excluding AOCI other than FCTAs (1)	$46.54	$47.01	$47.70	$48.60	$49.69
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTAs) (1)	$37.33	$36.91	$37.76	$38.69	$39.95
Book value per common share, excluding AOCI (1)	$47.99	$48.49	$49.34	$50.14	$51.62
Book value per common share (1)	$52.54	$53.04	$56.65	$59.96	$61.44

	For the Three Months Ended
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTAs	11.7%	11.8%	11.7%	11.7%	13.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTAs) (3)	14.8%	15.1%	15.0%	14.9%	16.7%
Common stockholders’ equity, excluding AOCI	11.3%	11.5%	11.4%	11.4%	12.8%
Common stockholders’ equity	10.2%	10.5%	10.1%	9.7%	10.7%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTAs	7.4%	6.7%	9.8%	9.9%	15.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTAs) (3)	9.4%	8.6%	12.5%	12.5%	18.8%
Common stockholders’ equity, excluding AOCI	7.1%	6.5%	9.4%	9.5%	14.5%
Common stockholders’ equity	6.4%	5.9%	8.4%	8.1%	12.1%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Common shares outstanding, beginning of period	1,096.6	1,120.8	1,122.0	1,124.8	1,126.6
Share repurchases (4)	-	-	-	-	(8.1)
Newly issued shares	24.2	1.2	2.8	1.8	0.6
Common shares outstanding, end of period	1,120.8	1,122.0	1,124.8	1,126.6	1,119.1

Weighted average common shares outstanding - basic	1,104.9	1,123.7	1,126.9	1,128.0	1,125.1
Dilutive effect of stock purchase contracts underlying common equity units	1.9	2.8	3.4	3.8	4.6
Dilutive effect of the exercise or issuance of stock-based awards	10.5	11.6	10.2	10.5	11.3
Weighted average common shares outstanding - diluted	1,117.3	1,138.1	1,140.5	1,142.3	1,141.0

MetLife Policyholder Trust Shares	193.2	190.9	188.4	185.7	183.6

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earning available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, excludes the impact of amortization of VODA and VOCRA, net of income tax for the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 of $17 million, $13 million, $13 million, $14 million and $13 million, respectively.

(4)          For the three months ended June 30, 2014, the number of shares repurchased was less than 100,000 shares. There were no shares repurchased for the three months ended September 30, 2013, December 31, 2013 and March 31, 2014.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$348,787	$350,187	$355,069	$367,056	$368,070
Equity securities available-for-sale, at estimated fair value	3,241	3,402	3,693	3,863	3,689
Fair value option and trading securities, at estimated fair value (1)	16,646	17,423	17,494	17,831	17,246
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	57,508	57,703	57,139	57,223	58,038
Held-for-sale, principally at estimated fair value	225	3	-	-	-
Mortgage loans, net	57,733	57,706	57,139	57,223	58,038
Policy loans	11,782	11,764	11,762	11,785	11,756
Real estate and real estate joint ventures	10,053	10,712	9,930	10,101	10,393
Other limited partnership interests	7,253	7,401	7,819	7,964	8,214
Short-term investments, principally at estimated fair value	12,664	13,955	13,908	12,366	12,240
Other invested assets, principally at estimated fair value	16,766	16,229	16,433	17,116	17,905
Total investments	484,925	488,779	493,247	505,305	507,551
Cash and cash equivalents, principally at estimated fair value (1)	11,376	7,585	8,573	7,393	8,783
Accrued investment income	4,519	4,255	4,446	4,234	4,380
Premiums, reinsurance and other receivables	23,473	21,859	23,031	23,730	23,814
Deferred policy acquisition costs and value of business acquired	25,639	26,706	26,352	25,915	25,503
Goodwill	9,509	10,542	10,433	10,430	10,216
Other assets	7,952	8,369	8,387	9,136	8,900
Separate account assets	255,250	317,201	316,434	324,977	319,480
Total assets	$822,643	$885,296	$890,903	$911,120	$908,627

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$186,528	$187,942	$189,970	$189,675	$189,282
Policyholder account balances	214,512	212,885	209,498	213,799	215,226
Other policy-related balances	15,530	15,214	15,369	15,361	15,026
Policyholder dividends payable	769	675	656	682	710
Policyholder dividend obligation	2,013	1,771	2,463	2,986	2,825
Payables for collateral under securities loaned and other transactions	31,866	30,411	32,469	33,187	33,776
Short-term debt	100	175	100	100	100
Long-term debt (1)	18,252	18,653	16,793	16,783	16,389
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	199	186	239	232	293
Deferred income tax liability	5,955	6,643	8,906	10,453	11,357
Other liabilities	22,902	23,168	24,178	25,214	25,373
Separate account liabilities	255,250	317,201	316,434	324,977	319,480
Total liabilities	761,265	822,313	824,464	840,838	837,226

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	110	887	107	108	102

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	29,221	29,277	29,384	29,438	29,488
Retained earnings	26,766	27,332	28,319	29,259	30,928
Treasury stock, at cost	(172)	(172)	(172)	(176)	(615)
Accumulated other comprehensive income (loss)	5,100	5,104	8,215	11,058	10,992
Total MetLife, Inc.’s stockholders’ equity	60,927	61,553	65,758	69,591	70,805
Noncontrolling interests	341	543	574	583	494
Total equity	61,268	62,096	66,332	70,174	71,299
Total liabilities and equity	$822,643	$885,296	$890,903	$911,120	$908,627

(1)         At September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, $2,120 million, $1,621 million, $1,159 million, $656 million and $331 million, respectively, of assets and $1,946 million, $1,454 million, $996 million, $505 million and $186 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 28 and 29, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

OPERATING REVENUES
Premiums	$9,054	$10,269	$9,217	$9,853	$9,685
Universal life and investment-type product policy fees	2,276	2,317	2,323	2,360	2,522
Net investment income	4,998	5,257	5,085	5,095	5,193
Other revenues	486	487	491	493	518
Total operating revenues	16,814	18,330	17,116	17,801	17,918

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,243	10,304	9,373	9,964	9,854
Interest credited to policyholder account balances	1,472	1,468	1,401	1,425	1,426
Capitalization of DAC	(1,153)	(1,165)	(1,046)	(1,031)	(1,071)
Amortization of DAC and VOBA	979	983	1,050	1,025	999
Amortization of negative VOBA	(113)	(156)	(103)	(99)	(96)
Interest expense on debt	288	296	294	299	292
Other expenses	4,026	4,478	3,951	3,979	4,003
Total operating expenses	14,742	16,208	14,920	15,562	15,407

Operating earnings before provision for income tax	2,072	2,122	2,196	2,239	2,511
Provision for income tax expense (benefit)	547	537	604	618	656
Operating earnings	1,525	1,585	1,592	1,621	1,855
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,495	$1,554	$1,562	$1,590	$1,825

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,525	$1,585	$1,592	$1,621	$1,855
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(85)	(178)	(411)	(125)	109
Net derivative gains (losses)	(546)	(373)	343	311	478
Premiums	40	2	2	20	18
Universal life and investment-type product policy fees	96	100	98	98	106
Net investment income	28	590	(50)	164	217
Other revenues	(10)	(13)	(13)	(3)	-
Policyholder benefits and claims and policyholder dividends	(541)	(281)	(254)	(421)	(5)
Interest credited to policyholder account balances	(128)	(675)	(68)	(284)	(391)
Capitalization of DAC	-	-	-	1	-
Amortization of DAC and VOBA	138	56	(8)	(37)	(55)
Amortization of negative VOBA	13	13	12	12	11
Interest expense on debt	(29)	(27)	(18)	(13)	(3)
Other expenses	(72)	(68)	(3)	(12)	(44)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (2)	544	184	120	44	(202)
Income (loss) from continuing operations, net of income tax	973	915	1,342	1,376	2,094
Income (loss) from discontinued operations, net of income tax	2	1	(3)	-	-
Net income (loss)	975	916	1,339	1,376	2,094
Less: Net income (loss) attributable to noncontrolling interests	3	8	11	10	-
Net income (loss) attributable to MetLife, Inc.	972	908	1,328	1,366	2,094
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$942	$877	$1,298	$1,335	$2,064

Total Operating Premiums, Fees and Other Revenues	$11,816	$13,073	$12,031	$12,706	$12,725

(1)          The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          The three months ended September 30, 2013 and December 31, 2013 include a deferred tax benefit (expense) of $95 million and ($86) million, respectively, related to the conversion of the Japan branch to a subsidiary. The three months ended September 30, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,685	$7,124	$1,939	$581	$41
Universal life and investment-type product policy fees	2,522	1,879	487	127	29
Net investment income	5,193	4,295	730	131	37
Other revenues	518	456	27	22	13
Total operating revenues	17,918	13,754	3,183	861	120

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,854	8,036	1,535	252	31
Interest credited to policyholder account balances	1,426	981	394	43	8
Capitalization of DAC	(1,071)	(384)	(507)	(165)	(15)
Amortization of DAC and VOBA	999	479	367	152	1
Amortization of negative VOBA	(96)	-	(89)	(7)	-
Interest expense on debt	292	1	-	-	291
Other expenses	4,003	2,346	1,026	454	177
Total operating expenses	15,407	11,459	2,726	729	493

Operating earnings before provision for income tax	2,511	2,295	457	132	(373)
Provision for income tax expense (benefit)	656	799	151	36	(330)
Operating earnings	1,855	1,496	306	96	(43)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,825	$1,496	$306	$96	$(73)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,855	$1,496	$306	$96	$(43)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	109	176	136	(9)	(194)
Net derivative gains (losses)	478	356	(80)	16	186
Premiums	18	(1)	-	19	-
Universal life and investment-type product policy fees	106	98	7	1	-
Net investment income	217	(151)	145	219	4
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(5)	54	(51)	(8)	-
Interest credited to policyholder account balances	(391)	(27)	(151)	(213)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(55)	(53)	1	(3)	-
Amortization of negative VOBA	11	-	11	-	-
Interest expense on debt	(3)	-	-	-	(3)
Other expenses	(44)	(5)	6	(14)	(31)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(202)	(175)	4	(9)	(22)
Income (loss) from continuing operations, net of income tax	2,094	1,768	334	95	(103)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,094	1,768	334	95	(103)
Less: Net income (loss) attributable to noncontrolling interests	-	2	5	1	(8)
Net income (loss) attributable to MetLife, Inc.	2,094	1,766	329	94	(95)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,064	$1,766	$329	$94	$(125)

Total Operating Premiums, Fees and Other Revenues	$12,725	$9,459	$2,453	$730	$83

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,054	$6,516	$1,922	$586	$30
Universal life and investment-type product policy fees	2,276	1,704	438	100	34
Net investment income	4,998	4,125	696	124	53
Other revenues	486	438	22	21	5
Total operating revenues	16,814	12,783	3,078	831	122

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,243	7,469	1,506	243	25
Interest credited to policyholder account balances	1,472	1,018	407	37	10
Capitalization of DAC	(1,153)	(460)	(515)	(173)	(5)
Amortization of DAC and VOBA	979	419	393	166	1
Amortization of negative VOBA	(113)	(1)	(99)	(13)	-
Interest expense on debt	288	2	-	-	286
Other expenses	4,026	2,364	1,040	443	179
Total operating expenses	14,742	10,811	2,732	703	496

Operating earnings before provision for income tax	2,072	1,972	346	128	(374)
Provision for income tax expense (benefit)	547	656	89	43	(241)
Operating earnings	1,525	1,316	257	85	(133)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,495	$1,316	$257	$85	$(163)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,525	$1,316	$257	$85	$(133)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(85)	(51)	52	10	(96)
Net derivative gains (losses)	(546)	(512)	164	30	(228)
Premiums	40	40	-	-	-
Universal life and investment-type product policy fees	96	94	1	1	-
Net investment income	28	(80)	(64)	150	22
Other revenues	(10)	-	(11)	-	1
Policyholder benefits and claims and policyholder dividends	(541)	(500)	(41)	-	-
Interest credited to policyholder account balances	(128)	(57)	64	(135)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	138	137	1	-	-
Amortization of negative VOBA	13	-	13	-	-
Interest expense on debt	(29)	-	-	-	(29)
Other expenses	(72)	(5)	6	(7)	(66)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	544	324	94	(17)	143
Income (loss) from continuing operations, net of income tax	973	706	536	117	(386)
Income (loss) from discontinued operations, net of income tax	2	-	1	-	1
Net income (loss)	975	706	537	117	(385)
Less: Net income (loss) attributable to noncontrolling interests	3	-	6	1	(4)
Net income (loss) attributable to MetLife, Inc.	972	706	531	116	(381)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$942	$706	$531	$116	$(411)

Total Operating Premiums, Fees and Other Revenues	$11,816	$8,658	$2,382	$707	$69

(1)          Consolidated and Asia results include a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$28,755	$21,135	$5,742	$1,762	$116
Universal life and investment-type product policy fees	7,205	5,480	1,276	353	96
Net investment income	15,373	12,693	2,140	388	152
Other revenues	1,502	1,336	78	49	39
Total operating revenues	52,835	40,644	9,236	2,552	403

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	29,191	23,959	4,357	784	91
Interest credited to policyholder account balances	4,252	2,939	1,175	112	26
Capitalization of DAC	(3,148)	(1,138)	(1,458)	(511)	(41)
Amortization of DAC and VOBA	3,074	1,527	1,067	476	4
Amortization of negative VOBA	(298)	(1)	(275)	(22)	-
Interest expense on debt	885	5	-	-	880
Other expenses	11,933	6,999	2,992	1,356	586
Total operating expenses	45,889	34,290	7,858	2,195	1,546

Operating earnings before provision for income tax	6,946	6,354	1,378	357	(1,143)
Provision for income tax expense (benefit)	1,878	2,129	425	80	(756)
Operating earnings	5,068	4,225	953	277	(387)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,977	$4,225	$953	$277	$(478)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$5,068	$4,225	$953	$277	$(387)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(427)	(530)	375	(16)	(256)
Net derivative gains (losses)	1,132	1,071	(122)	103	80
Premiums	40	-	-	40	-
Universal life and investment-type product policy fees	302	286	8	8	-
Net investment income	331	(390)	112	579	30
Other revenues	(16)	1	(17)	-	-
Policyholder benefits and claims and policyholder dividends	(680)	(567)	(95)	(18)	-
Interest credited to policyholder account balances	(743)	(76)	(114)	(553)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(100)	(95)	5	(10)	-
Amortization of negative VOBA	35	-	35	-	-
Interest expense on debt	(34)	-	-	-	(34)
Other expenses	(59)	(3)	16	(16)	(56)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(38)	56	(64)	(60)	30
Income (loss) from continuing operations, net of income tax	4,812	3,978	1,092	335	(593)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	4,809	3,975	1,092	335	(593)
Less: Net income (loss) attributable to noncontrolling interests	21	11	15	2	(7)
Net income (loss) attributable to MetLife, Inc.	4,788	3,964	1,077	333	(586)
Less: Preferred stock dividends	91	-	-	-	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$4,697	$3,964	$1,077	$333	$(677)

Total Operating Premiums, Fees and Other Revenues	$37,462	$27,951	$7,096	$2,164	$251
(1) Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$27,314	$19,619	$5,900	$1,711	$84
Universal life and investment-type product policy fees	6,768	5,052	1,324	287	105
Net investment income	15,137	12,348	2,151	372	266
Other revenues	1,467	1,300	63	82	22
Total operating revenues	50,686	38,319	9,438	2,452	477

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,442	22,300	4,354	736	52
Interest credited to policyholder account balances	4,547	3,119	1,286	109	33
Capitalization of DAC	(3,621)	(1,482)	(1,583)	(542)	(14)
Amortization of DAC and VOBA	3,100	1,387	1,186	526	1
Amortization of negative VOBA	(368)	(2)	(325)	(41)	-
Interest expense on debt	863	8	-	-	855
Other expenses	12,118	7,090	3,188	1,351	489
Total operating expenses	44,081	32,420	8,106	2,139	1,416

Operating earnings before provision for income tax	6,605	5,899	1,332	313	(939)
Provision for income tax expense (benefit)	1,807	1,963	412	73	(641)
Operating earnings	4,798	3,936	920	240	(298)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,707	$3,936	$920	$240	$(389)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,798	$3,936	$920	$240	$(298)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	339	62	265	49	(37)
Net derivative gains (losses)	(2,866)	(1,651)	(874)	20	(361)
Premiums	89	89	-	-	-
Universal life and investment-type product policy fees	266	256	4	6	-
Net investment income	1,248	(271)	1,020	411	88
Other revenues	(21)	-	(21)	-	-
Policyholder benefits and claims and policyholder dividends	(1,339)	(1,016)	(323)	-	-
Interest credited to policyholder account balances	(1,489)	(75)	(1,013)	(401)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	477	470	12	(5)	-
Amortization of negative VOBA	42	-	42	-	-
Interest expense on debt	(96)	-	-	-	(96)
Other expenses (1)	(471)	(15)	(138)	(15)	(303)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	1,499	753	531	(36)	251
Income (loss) from continuing operations, net of income tax	2,476	2,538	425	269	(756)
Income (loss) from discontinued operations, net of income tax	1	-	(3)	-	4
Net income (loss)	2,477	2,538	422	269	(752)
Less: Net income (loss) attributable to noncontrolling interests	17	-	15	3	(1)
Net income (loss) attributable to MetLife, Inc.	2,460	2,538	407	266	(751)
Less: Preferred stock dividends	91	-	-	-	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,369	$2,538	$407	$266	$(842)

Total Operating Premiums, Fees and Other Revenues	$35,549	$25,971	$7,287	$2,080	$211

(1)         Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

(2)         Consolidated and Asia results include a deferred tax benefit of $95 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

AMERICAS

RETAIL	$659	$658	$612	$652	$699

GROUP, VOLUNTARY & WORKSITE BENEFITS	226	231	188	205	237

CORPORATE BENEFIT FUNDING	298	357	355	374	408

LATIN AMERICA	133	173	183	160	152

AMERICAS TOTAL	$1,316	$1,419	$1,338	$1,391	$1,496

ASIA	257	324	328	319	306

EMEA	85	89	88	93	96

CORPORATE & OTHER	(163)	(278)	(192)	(213)	(73)

METLIFE TOTAL	$1,495	$1,554	$1,562	$1,590	$1,825

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 12, (ii) Group, Voluntary & Worksite Benefits, Page 18, (iii) Corporate Benefit Funding, Page 21, (iv) Latin America, Page 24, (v) Asia, Page 25, (vi) EMEA, Page 26, and (vii) Corporate & Other, Page 27. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 6.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$1,607	$1,793	$1,724	$1,812	$1,869	$4,735	$5,405
Universal life and investment-type product policy fees	1,257	1,250	1,247	1,256	1,311	3,662	3,814
Net investment income	1,928	2,022	2,014	1,963	1,983	5,876	5,960
Other revenues	267	251	245	265	275	767	785
Total operating revenues	5,059	5,316	5,230	5,296	5,438	15,040	15,964

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,234	2,369	2,407	2,438	2,555	6,659	7,400
Interest credited to policyholder account balances	582	581	555	561	567	1,750	1,683
Capitalization of DAC	(318)	(273)	(234)	(249)	(239)	(1,036)	(722)
Amortization of DAC and VOBA	315	342	429	378	335	1,042	1,142
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	-	-	-	(1)	-	(1)
Other expenses	1,245	1,296	1,142	1,177	1,156	3,788	3,475
Total operating expenses	4,057	4,315	4,299	4,305	4,373	12,203	12,977

Operating earnings before provision for income tax	1,002	1,001	931	991	1,065	2,837	2,987
Provision for income tax expense (benefit)	343	343	319	339	366	971	1,024
Operating earnings	659	658	612	652	699	1,866	1,963
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$659	$658	$612	$652	$699	$1,866	$1,963

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$659	$658	$612	$652	$699	$1,866	$1,963
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(28)	2	6	10	9	68	25
Net derivative gains (losses)	(202)	55	71	225	283	(779)	579
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	92	92	93	92	96	251	281
Net investment income	(118)	(117)	(117)	(114)	(109)	(354)	(340)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(413)	(367)	(118)	(215)	(34)	(965)	(367)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	137	64	(5)	(37)	(53)	470	(95)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	186	96	25	14	(68)	458	(29)
Income (loss) from continuing operations, net of income tax	313	483	567	627	823	1,015	2,017
Income (loss) from discontinued operations, net of income tax	-	1	(2)	-	-	-	(2)
Net income (loss)	313	484	565	627	823	1,015	2,015
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	313	484	565	627	823	1,015	2,015
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$313	$484	$565	$627	$823	$1,015	$2,015

Total Operating Premiums, Fees and Other Revenues	$3,131	$3,294	$3,216	$3,333	$3,455	$9,164	$10,004

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$1,511	$1,617	$1,486	$1,508	$1,521	$4,452	$4,515
Universal life and investment-type product policy fees	415	395	400	394	434	1,228	1,228
Net investment income	1,178	1,254	1,235	1,204	1,231	3,580	3,670
Other revenues	152	144	137	154	165	456	456
Total operating revenues	3,256	3,410	3,258	3,260	3,351	9,716	9,869

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,971	2,045	2,032	1,991	1,974	5,950	5,997
Interest credited to policyholder account balances	226	226	219	226	230	663	675
Capitalization of DAC	(176)	(172)	(145)	(168)	(158)	(557)	(471)
Amortization of DAC and VOBA	232	171	201	196	164	633	561
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	-	-	(1)	(1)	(1)	(2)
Other expenses	652	713	586	639	614	1,979	1,839
Total operating expenses	2,904	2,983	2,893	2,883	2,823	8,667	8,599

Operating earnings before provision for income tax	352	427	365	377	528	1,049	1,270
Provision for income tax expense (benefit)	115	142	121	124	178	345	423
Operating earnings	237	285	244	253	350	704	847
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$237	$285	$244	$253	$350	$704	$847

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$237	$285	$244	$253	$350	$704	$847
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3)	(1)	(14)	1	(9)	20	(22)
Net derivative gains (losses)	(95)	11	69	6	98	(190)	173
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(3)	-	-	(1)	-	(9)	(1)
Net investment income	(52)	(53)	(55)	(54)	(56)	(148)	(165)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(10)	(20)	(16)	(11)	68	(34)	41
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	57	23	6	21	(36)	126	(9)
Income (loss) from continuing operations, net of income tax	131	245	234	215	415	469	864
Income (loss) from discontinued operations, net of income tax	-	1	(2)	-	-	-	(2)
Net income (loss)	131	246	232	215	415	469	862
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	131	246	232	215	415	469	862
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$131	$246	$232	$215	$415	$469	$862

Total Operating Premiums, Fees and Other Revenues	$2,078	$2,156	$2,023	$2,056	$2,120	$6,136	$6,199

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$96	$176	$238	$304	$348	$283	$890
Universal life and investment-type product policy fees	842	855	847	862	877	2,434	2,586
Net investment income	750	768	779	759	752	2,296	2,290
Other revenues	115	107	108	111	110	311	329
Total operating revenues	1,803	1,906	1,972	2,036	2,087	5,324	6,095

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	263	324	375	447	581	709	1,403
Interest credited to policyholder account balances	356	355	336	335	337	1,087	1,008
Capitalization of DAC	(142)	(101)	(89)	(81)	(81)	(479)	(251)
Amortization of DAC and VOBA	83	171	228	182	171	409	581
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	1	1
Other expenses	593	583	556	538	542	1,809	1,636
Total operating expenses	1,153	1,332	1,406	1,422	1,550	3,536	4,378

Operating earnings before provision for income tax	650	574	566	614	537	1,788	1,717
Provision for income tax expense (benefit)	228	201	198	215	188	626	601
Operating earnings	422	373	368	399	349	1,162	1,116
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$422	$373	$368	$399	$349	$1,162	$1,116

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$422	$373	$368	$399	$349	$1,162	$1,116
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(25)	3	20	9	18	48	47
Net derivative gains (losses)	(107)	44	2	219	185	(589)	406
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	95	92	93	93	96	260	282
Net investment income	(66)	(64)	(62)	(60)	(53)	(206)	(175)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(413)	(367)	(118)	(215)	(34)	(965)	(367)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	147	84	11	(26)	(121)	504	(136)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	129	73	19	(7)	(32)	332	(20)
Income (loss) from continuing operations, net of income tax	182	238	333	412	408	546	1,153
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	182	238	333	412	408	546	1,153
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	182	238	333	412	408	546	1,153
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$182	$238	$333	$412	$408	$546	$1,153

Total Operating Premiums, Fees and Other Revenues	$1,053	$1,138	$1,193	$1,277	$1,335	$3,028	$3,805

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$84,419	$84,811	$85,300	$85,606	$85,875

Premiums and deposits (2), (3)	1,966	2,110	1,980	1,985	1,928
Surrenders and withdrawals	(825)	(790)	(753)	(783)	(774)
Benefit payments	(716)	(707)	(851)	(804)	(749)

Net Flows	425	613	376	398	405

Net transfers from (to) separate account	22	35	28	27	25
Interest	825	827	824	833	836
Policy charges	(473)	(475)	(477)	(477)	(478)
Other	(407)	(511)	(445)	(512)	(496)

Balance, end of period	$84,811	$85,300	$85,606	$85,875	$86,167

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$48,990	$48,428	$46,988	$46,899	$46,809
Premiums and deposits (2), (3)	816	816	842	849	952
Surrenders and withdrawals	(908)	(1,372)	(1,163)	(912)	(894)
Benefit payments	(408)	(396)	(414)	(414)	(415)

Net Flows	(500)	(952)	(735)	(477)	(357)
Net transfers from (to) separate account	58	(119)	(21)	(10)	34
Interest	417	415	395	397	402
Policy charges	(13)	(12)	(13)	(14)	(13)
Other	(524)	(772)	285	14	654

Balance, end of period	$48,428	$46,988	$46,899	$46,809	$47,529

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$8,919	$9,420	$9,945	$9,971	$10,198
Premiums and deposits (3)	163	166	164	158	162
Surrenders and withdrawals	(108)	(102)	(113)	(111)	(119)
Benefit payments	(10)	(11)	(16)	(10)	(15)

Net Flows	45	53	35	37	28
Investment performance	604	647	151	354	(119)
Net transfers from (to) general account	(22)	(35)	(28)	(27)	(25)
Policy charges	(132)	(132)	(133)	(133)	(132)
Other	6	(8)	1	(4)	(1)

Balance, end of period	$9,420	$9,945	$9,971	$10,198	$9,949

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$149,117	$155,977	$162,436	$162,713	$166,093

Premiums and deposits (3)	2,240	1,451	1,331	1,344	1,290
Surrenders and withdrawals	(2,289)	(2,594)	(2,631)	(2,871)	(2,829)
Benefit payments	(295)	(301)	(320)	(359)	(321)

Net Flows	(344)	(1,444)	(1,620)	(1,886)	(1,860)
Investment performance	8,165	8,664	2,723	6,170	(2,261)
Net transfers from (to) general account	(58)	119	21	10	(34)
Policy charges	(903)	(880)	(849)	(913)	(943)
Other	-	-	2	(1)	-

Balance, end of period	$155,977	$162,436	$162,713	$166,093	$160,995

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the General Account investment option of variable products.

(3)          Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Direct and allocated expenses	$470	$542	$445	$447	$431
Pension and post-retirement benefit costs	60	60	58	57	67
Premium taxes, other taxes, and licenses & fees	36	43	39	47	40
Total fixed operating expenses	$566	$645	$542	$551	$538

Commissions and other variable expenses	679	651	600	626	618

Total other expenses	$1,245	$1,296	$1,142	$1,177	$1,156

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Life Sales (1)
Term Life	$21	$22	$16	$16	$14
Whole Life	36	41	29	36	30
Variable Life	11	8	7	16	7
Universal Life	17	16	12	12	10
Total life sales	$85	$87	$64	$80	$61

Annuity Sales (2)
Fixed and indexed annuity sales	$188	$422	$426	$460	$505
Variable annuity sales	2,693	1,669	1,603	1,602	1,533
Total annuity sales	$2,881	$2,091	$2,029	$2,062	$2,038

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$2,175	$1,397	$1,290	$1,302	$1,248
General Accounts
Fixed and indexed annuity	188	422	426	460	505
Variable annuity	518	272	313	300	285
Total general accounts	706	694	739	760	790
Total annuity premiums and deposits	$2,881	$2,091	$2,029	$2,062	$2,038

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Investment income yield excluding variable investment income	6.17%	6.13%	6.13%	6.15%	6.06%
Variable investment income yield	0.04%	0.54%	0.53%	0.02%	0.51%
Total investment income yield	6.21%	6.67%	6.66%	6.17%	6.57%
Average crediting rate	4.52%	4.50%	4.50%	4.50%	4.51%
Annualized general account spread	1.69%	2.17%	2.16%	1.67%	2.06%

Annualized general account spread excluding variable investment income yield	1.65%	1.63%	1.63%	1.65%	1.55%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Investment income yield excluding variable investment income	6.07%	6.01%	5.88%	5.84%	5.69%
Variable investment income yield	0.13%	0.27%	0.36%	0.24%	0.28%
Total investment income yield	6.20%	6.28%	6.24%	6.08%	5.97%
Average crediting rate	3.39%	3.38%	3.29%	3.29%	3.31%
Annualized general account spread	2.81%	2.90%	2.95%	2.79%	2.66%

Annualized general account spread excluding variable investment income yield	2.68%	2.63%	2.59%	2.55%	2.38%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Life (3)
Operating premiums, fees and other revenues	$1,406	$1,485	$1,368	$1,377	$1,427
Interest Adjusted Benefit Ratio	51.0%	54.2%	56.9%	48.9%	51.7%

Lapse Ratio (4)
Traditional life	5.9%	5.9%	5.8%	5.8%	5.9%
Variable & universal life	4.6%	4.5%	4.3%	4.1%	4.0%
Fixed annuity	8.8%	9.9%	10.5%	10.3%	10.1%
Variable annuity	6.1%	6.2%	6.3%	6.5%	6.7%

Retail Property & Casualty
Operating premiums, fees and other revenues	$451	$453	$447	$452	$457
Combined ratio including catastrophes	92.6%	88.6%	94.3%	107.5%	83.6%
Combined ratio excluding catastrophes	86.3%	85.2%	89.3%	83.6%	79.3%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$3,767	$3,812	$4,002	$4,038	$4,010	$11,438	$12,050
Universal life and investment-type product policy fees	171	167	177	181	180	521	538
Net investment income	459	472	453	458	473	1,384	1,384
Other revenues	103	102	107	104	103	316	314
Total operating revenues	4,500	4,553	4,739	4,781	4,766	13,659	14,286

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,527	3,546	3,781	3,789	3,729	10,681	11,299
Interest credited to policyholder account balances	38	39	40	39	38	116	117
Capitalization of DAC	(37)	(36)	(34)	(36)	(37)	(105)	(107)
Amortization of DAC and VOBA	37	36	36	35	38	104	109
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	1	-
Other expenses	595	619	628	638	634	1,761	1,900
Total operating expenses	4,160	4,204	4,451	4,465	4,402	12,558	13,318

Operating earnings before provision for income tax	340	349	288	316	364	1,101	968
Provision for income tax expense (benefit)	114	118	100	111	127	370	338
Operating earnings	226	231	188	205	237	731	630
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$226	$231	$188	$205	$237	$731	$630

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$226	$231	$188	$205	$237	$731	$630
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3)	(7)	(11)	10	(9)	(14)	(10)
Net derivative gains (losses)	(173)	(64)	116	71	106	(612)	293
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(44)	(43)	(39)	(42)	(41)	(129)	(122)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	78	39	(23)	(14)	(19)	265	(56)
Income (loss) from continuing operations, net of income tax	84	156	231	230	274	241	735
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	84	156	231	230	274	241	735
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	84	156	231	230	274	241	735
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$84	$156	$231	$230	$274	$241	$735

Operating Premiums, Fees and Other Revenues
Group	$3,420	$3,455	$3,657	$3,684	$3,647	$10,433	$10,988
Voluntary & Worksite	621	626	629	639	646	1,842	1,914
Total Group, Voluntary & Worksite Benefits	$4,041	$4,081	$4,286	$4,323	$4,293	$12,275	$12,902

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$25,974	$26,064	$26,228	$26,460	$26,657

Premiums and deposits	4,515	4,283	4,546	4,500	4,845
Surrenders and withdrawals	(998)	(723)	(725)	(729)	(1,101)
Benefit payments	(3,145)	(3,213)	(3,390)	(3,364)	(3,392)

Net Flows	372	347	431	407	352

Net transfers from (to) separate account	-	-	-	-	-
Interest	218	221	219	223	227
Policy charges	(131)	(118)	(137)	(139)	(136)
Other	(369)	(286)	(281)	(294)	(328)

Balance, end of period	$26,064	$26,228	$26,460	$26,657	$26,772

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$566	$602	$644	$646	$667

Premiums and deposits	52	50	54	52	53
Surrenders and withdrawals	(12)	(11)	(14)	(9)	(11)
Benefit payments	-	-	(1)	(2)	(1)

Net Flows	40	39	39	41	41
Investment performance	39	46	9	26	(5)
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(42)	(42)	(44)	(45)	(45)
Other	(1)	(1)	(2)	(1)	(2)

Balance, end of period	$602	$644	$646	$667	$656
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Direct and allocated expenses	$422	$442	$441	$432	$436
Pension and post-retirement benefit costs	25	25	24	23	26
Premium taxes, other taxes, and licenses & fees	59	57	71	80	76
Total fixed operating expenses	$506	$524	$536	$535	$538

Commissions and other variable expenses	89	95	92	103	96

Total other expenses	$595	$619	$628	$638	$634

SPREAD (1)
	For the Three Months Ended
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Investment income yield excluding variable investment income	5.91%	5.72%	5.57%	5.64%	5.63%
Variable investment income yield	0.16%	0.45%	0.34%	0.32%	0.51%
Total investment income yield	6.07%	6.17%	5.91%	5.96%	6.14%
Average crediting rate	3.30%	3.36%	3.36%	3.36%	3.37%
Annualized general account spread	2.77%	2.81%	2.55%	2.60%	2.77%

Annualized general account spread excluding variable investment income yield	2.61%	2.36%	2.21%	2.28%	2.26%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Group Life (2)
Operating premiums, fees and other revenues	$1,352	$1,368	$1,436	$1,435	$1,402
Mortality ratio	90.3%	87.9%	93.6%	87.3%	89.9%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,602	$1,593	$1,695	$1,705	$1,669
Interest Adjusted Loss Ratio (4)	80.6%	80.9%	78.8%	82.6%	79.0%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$363	$367	$366	$371	$382
Combined ratio including catastrophes	90.2%	93.7%	98.2%	96.4%	91.0%
Combined ratio excluding catastrophes	87.5%	92.9%	94.3%	86.8%	86.2%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care (“LTC”), AD&D, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$450	$1,398	$301	$686	$451	$1,369	$1,438
Universal life and investment-type product policy fees	54	60	57	55	60	187	172
Net investment income	1,384	1,445	1,410	1,443	1,493	4,176	4,346
Other revenues	68	70	68	75	71	208	214
Total operating revenues	1,956	2,973	1,836	2,259	2,075	5,940	6,170

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,071	2,012	888	1,273	1,033	3,168	3,194
Interest credited to policyholder account balances	292	293	278	287	279	940	844
Capitalization of DAC	(2)	(2)	(1)	(18)	(11)	(25)	(30)
Amortization of DAC and VOBA	4	2	4	6	5	21	15
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	3	2	2	2	2	7	6
Other expenses	129	120	120	134	139	384	393
Total operating expenses	1,497	2,427	1,291	1,684	1,447	4,495	4,422

Operating earnings before provision for income tax	459	546	545	575	628	1,445	1,748
Provision for income tax expense (benefit)	161	189	190	201	220	507	611
Operating earnings	298	357	355	374	408	938	1,137
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$298	$357	$355	$374	$408	$938	$1,137

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$298	$357	$355	$374	$408	$938	$1,137
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(15)	(12)	(541)	(195)	180	4	(556)
Net derivative gains (losses)	(140)	9	103	125	28	(244)	256
Premiums	40	4	-	2	-	88	2
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	40	44	40	11	(15)	161	36
Other revenues	-	-	-	1	-	-	1
Policyholder benefits and claims and policyholder dividends	(76)	(30)	(33)	(28)	(5)	(148)	(66)
Interest credited to policyholder account balances	(6)	(3)	(3)	(4)	(4)	(10)	(11)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(5)	(5)	(6)	(4)	(7)	(14)	(17)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	57	(4)	148	24	(63)	57	109
Income (loss) from continuing operations, net of income tax	193	360	63	306	522	832	891
Income (loss) from discontinued operations, net of income tax	-	-	(1)	-	-	-	(1)
Net income (loss)	193	360	62	306	522	832	890
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	193	360	62	306	522	832	890
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$193	$360	$62	$306	$522	$832	$890

Total Operating Premiums, Fees and Other Revenues	$572	$1,528	$426	$816	$582	$1,764	$1,824

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year-to-date period ended September 30, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$112,395	$111,203	$112,454	$110,073	$111,317
Premiums and deposits	12,224	13,100	11,769	20,774	18,194
Surrenders and withdrawals	(12,717)	(11,584)	(14,691)	(16,760)	(15,013)
Benefit payments	(881)	(848)	(869)	(870)	(915)

Net Flows	(1,374)	668	(3,791)	3,144	2,266
Net transfers from (to) separate account	(4)	2	30	(6)	10
Interest	960	962	941	952	946
Policy charges	(40)	(15)	(38)	(40)	(39)
Other	(734)	(366)	477	(2,806)	(1,033)

Balance, end of period	$111,203	$112,454	$110,073	$111,317	$113,467

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Balance, beginning of period	$74,845	$76,029	$77,023	$79,612	$81,721
Premiums and deposits	2,557	1,915	2,244	3,997	1,041
Surrenders and withdrawals	(1,209)	(1,127)	(1,530)	(2,444)	(1,935)
Benefit payments	(13)	(16)	(21)	(13)	(18)

Net Flows	1,335	772	693	1,540	(912)
Investment performance	860	787	1,395	1,661	25
Net transfers from (to) general account	4	(2)	(30)	6	(10)
Policy charges	(81)	(81)	(77)	(83)	(81)
Other	(934)	(482)	608	(1,015)	1,224

Balance, end of period	$76,029	$77,023	$79,612	$81,721	$81,967

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Direct and allocated expenses	$76	$68	$70	$65	$72
Pension and post-retirement benefit costs	14	14	13	13	14
Premium taxes, other taxes, and licenses & fees	4	2	5	-	4
Total fixed operating expenses	$94	$84	$88	$78	$90

Commissions and other variable expenses	35	36	32	56	49
Total other expenses	$129	$120	$120	$134	$139

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Investment income yield excluding variable investment income	4.80%	4.77%	4.67%	4.77%	4.81%
Variable investment income yield	0.23%	0.44%	0.39%	0.44%	0.49%
Total investment income yield	5.03%	5.21%	5.06%	5.21%	5.30%
Average crediting rate	3.46%	3.44%	3.41%	3.44%	3.35%
Annualized general account spread	1.57%	1.77%	1.65%	1.77%	1.95%

Annualized general account spread excluding variable investment income yield	1.34%	1.33%	1.26%	1.33%	1.46%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$692	$747	$668	$780	$794	$2,077	$2,242
Universal life and investment-type product policy fees	222	309	311	317	328	682	956
Net investment income	354	334	325	332	346	912	1,003
Other revenues	-	14	7	9	7	9	23
Total operating revenues	1,268	1,404	1,311	1,438	1,475	3,680	4,224

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	637	662	604	743	719	1,792	2,066
Interest credited to policyholder account balances	106	104	98	100	97	313	295
Capitalization of DAC	(103)	(108)	(89)	(93)	(97)	(316)	(279)
Amortization of DAC and VOBA	63	90	79	81	101	220	261
Amortization of negative VOBA	(1)	-	-	(1)	-	(2)	(1)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	395	455	402	412	417	1,157	1,231
Total operating expenses	1,097	1,203	1,094	1,242	1,237	3,164	3,573

Operating earnings before provision for income tax	171	201	217	196	238	516	651
Provision for income tax expense (benefit)	38	28	34	36	86	115	156
Operating earnings	133	173	183	160	152	401	495
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$133	$173	$183	$160	$152	$401	$495

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$133	$173	$183	$160	$152	$401	$495
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(5)	16	29	(14)	(4)	4	11
Net derivative gains (losses)	3	(8)	(4)	8	(61)	(16)	(57)
Premiums	-	(2)	(1)	-	(1)	1	(2)
Universal life and investment-type product policy fees	2	1	2	1	2	5	5
Net investment income	42	29	3	19	14	51	36
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(11)	81	(83)	(144)	93	97	(134)
Interest credited to policyholder account balances	(51)	(35)	(14)	(28)	(23)	(65)	(65)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	5	6	6	2	(1)	14
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	(44)	19	38	(25)	(27)	32
Income (loss) from continuing operations, net of income tax	116	216	140	46	149	450	335
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	116	216	140	46	149	450	335
Less: Net income (loss) attributable to noncontrolling interests	-	5	5	4	2	-	11
Net income (loss) attributable to MetLife, Inc.	116	211	135	42	147	450	324
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$116	$211	$135	$42	$147	$450	$324

Total Operating Premiums, Fees and Other Revenues	$914	$1,070	$986	$1,106	$1,129	$2,768	$3,221

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$1,922	$1,901	$1,890	$1,913	$1,939	$5,900	$5,742
Universal life and investment-type product policy fees	438	398	389	400	487	1,324	1,276
Net investment income	696	764	693	717	730	2,151	2,140
Other revenues	22	29	27	24	27	63	78
Total operating revenues	3,078	3,092	2,999	3,054	3,183	9,438	9,236

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,506	1,401	1,397	1,425	1,535	4,354	4,357
Interest credited to policyholder account balances	407	404	387	394	394	1,286	1,175
Capitalization of DAC	(515)	(560)	(494)	(457)	(507)	(1,583)	(1,458)
Amortization of DAC and VOBA	393	356	338	362	367	1,186	1,067
Amortization of negative VOBA	(99)	(102)	(94)	(92)	(89)	(325)	(275)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,040	1,124	990	976	1,026	3,188	2,992
Total operating expenses	2,732	2,623	2,524	2,608	2,726	8,106	7,858

Operating earnings before provision for income tax	346	469	475	446	457	1,332	1,378
Provision for income tax expense (benefit)	89	145	147	127	151	412	425
Operating earnings	257	324	328	319	306	920	953
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$257	$324	$328	$319	$306	$920	$953

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$257	$324	$328	$319	$306	$920	$953
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	52	78	157	82	136	265	375
Net derivative gains (losses)	164	(183)	(7)	(35)	(80)	(874)	(122)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	1	(2)	-	1	7	4	8
Net investment income	(64)	400	(35)	2	145	1,020	112
Other revenues	(11)	(13)	(13)	(4)	-	(21)	(17)
Policyholder benefits and claims and policyholder dividends	(41)	(18)	(18)	(26)	(51)	(323)	(95)
Interest credited to policyholder account balances	64	(407)	35	2	(151)	(1,013)	(114)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	3	1	3	1	12	5
Amortization of negative VOBA	13	13	12	12	11	42	35
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	6	6	6	4	6	(138)	16
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	94	(44)	(41)	(27)	4	531	(64)
Income (loss) from continuing operations, net of income tax	536	157	425	333	334	425	1,092
Income (loss) from discontinued operations, net of income tax	1	-	-	-	-	(3)	-
Net income (loss)	537	157	425	333	334	422	1,092
Less: Net income (loss) attributable to noncontrolling interests	6	7	6	4	5	15	15
Net income (loss) attributable to MetLife, Inc.	531	150	419	329	329	407	1,077
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$531	$150	$419	$329	$329	$407	$1,077

Total Operating Premiums, Fees and Other Revenues	$2,382	$2,328	$2,306	$2,337	$2,453	$7,287	$7,096

(1)         The year-to-date period ended September 30, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of an acquisition tax contingency.

(2)         The three months and year-to-date period ended September 30, 2013 include a deferred tax benefit of $95 million, and the three months ended December 31, 2013 includes a deferred tax expense of $86 million, related to the conversion of the Japan branch to a subsidiary. The three months and year-to-date period ended September 30, 2013 also include a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$586	$586	$597	$584	$581	$1,711	$1,762
Universal life and investment-type product policy fees	100	99	109	117	127	287	353
Net investment income	124	126	123	134	131	372	388
Other revenues	21	15	16	11	22	82	49
Total operating revenues	831	826	845	846	861	2,452	2,552

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	243	303	261	271	252	736	784
Interest credited to policyholder account balances	37	38	34	35	43	109	112
Capitalization of DAC	(173)	(172)	(176)	(170)	(165)	(542)	(511)
Amortization of DAC and VOBA	166	157	164	160	152	526	476
Amortization of negative VOBA	(13)	(54)	(9)	(6)	(7)	(41)	(22)
Interest expense on debt	-	1	-	-	-	-	-
Other expenses	443	459	456	446	454	1,351	1,356
Total operating expenses	703	732	730	736	729	2,139	2,195

Operating earnings before provision for income tax	128	94	115	110	132	313	357
Provision for income tax expense (benefit)	43	5	27	17	36	73	80
Operating earnings	85	89	88	93	96	240	277
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$85	$89	$88	$93	$96	$240	$277

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$85	$89	$88	$93	$96	$240	$277
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	10	(65)	(9)	2	(9)	49	(16)
Net derivative gains (losses)	30	(26)	38	49	16	20	103
Premiums	-	-	3	18	19	-	40
Universal life and investment-type product policy fees	1	9	3	4	1	6	8
Net investment income	150	255	87	273	219	411	579
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	53	(2)	(8)	(8)	-	(18)
Interest credited to policyholder account balances	(135)	(230)	(86)	(254)	(213)	(401)	(553)
Capitalization of DAC	-	-	-	1	-	-	1
Amortization of DAC and VOBA	-	(11)	(4)	(3)	(3)	(5)	(10)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(7)	3	(2)	-	(14)	(15)	(16)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(17)	3	(13)	(38)	(9)	(36)	(60)
Income (loss) from continuing operations, net of income tax	117	80	103	137	95	269	335
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	117	80	103	137	95	269	335
Less: Net income (loss) attributable to noncontrolling interests	1	-	-	1	1	3	2
Net income (loss) attributable to MetLife, Inc.	116	80	103	136	94	266	333
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$116	$80	$103	$136	$94	$266	$333

Total Operating Premiums, Fees and Other Revenues	$707	$700	$722	$712	$730	$2,080	$2,164

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$30	$32	$35	$40	$41	$84	$116
Universal life and investment-type product policy fees	34	34	33	34	29	105	96
Net investment income	53	94	67	48	37	266	152
Other revenues	5	6	21	5	13	22	39
Total operating revenues	122	166	156	127	120	477	403

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	25	11	35	25	31	52	91
Interest credited to policyholder account balances	10	9	9	9	8	33	26
Capitalization of DAC	(5)	(14)	(18)	(8)	(15)	(14)	(41)
Amortization of DAC and VOBA	1	-	-	3	1	1	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	286	293	292	297	291	855	880
Other expenses	179	405	213	196	177	489	586
Total operating expenses	496	704	531	522	493	1,416	1,546

Operating earnings before provision for income tax	(374)	(538)	(375)	(395)	(373)	(939)	(1,143)
Provision for income tax expense (benefit)	(241)	(291)	(213)	(213)	(330)	(641)	(756)
Operating earnings	(133)	(247)	(162)	(182)	(43)	(298)	(387)
Preferred stock dividends	30	31	30	31	30	91	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(163)	$(278)	$(192)	$(213)	$(73)	$(389)	$(478)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(133)	$(247)	$(162)	$(182)	$(43)	$(298)	$(387)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(96)	(190)	(42)	(20)	(194)	(37)	(256)
Net derivative gains (losses)	(228)	(156)	26	(132)	186	(361)	80
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	22	11	15	4	88	30
Other revenues	1	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(29)	(27)	(18)	(13)	(3)	(96)	(34)
Other expenses	(66)	(77)	(7)	(18)	(31)	(303)	(56)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	143	138	5	47	(22)	251	30
Income (loss) from continuing operations, net of income tax	(386)	(537)	(187)	(303)	(103)	(756)	(593)
Income (loss) from discontinued operations, net of income tax	1	-	-	-	-	4	-
Net income (loss)	(385)	(537)	(187)	(303)	(103)	(752)	(593)
Less: Net income (loss) attributable to noncontrolling interests	(4)	(4)	-	1	(8)	(1)	(7)
Net income (loss) attributable to MetLife, Inc.	(381)	(533)	(187)	(304)	(95)	(751)	(586)
Less: Preferred stock dividends	30	31	30	31	30	91	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$(411)	$(564)	$(217)	$(335)	$(125)	$(842)	$(677)

Total Operating Premiums, Fees and Other Revenues	$69	$72	$89	$79	$83	$211	$251

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Fixed Maturity Securities
Yield (1)	4.92%	4.90%	4.76%	4.90%	4.73%
Investment income (2), (3), (4)	$3,792	$3,786	$3,685	$3,796	$3,704
Investment gains (losses) (3)	(77)	30	95	54	153
Ending carrying value (2), (3)	349,614	351,476	356,352	368,428	369,432
Mortgage Loans
Yield (1)	5.34%	6.05%	5.08%	5.05%	5.44%
Investment income (3), (4)	725	841	709	708	774
Investment gains (losses) (3)	(13)	-	(11)	16	(30)
Ending carrying value (3)	55,637	56,108	55,999	56,585	57,725
Real Estate and Real Estate Joint Ventures
Yield (1)	3.09%	4.00%	3.45%	4.54%	3.69%
Investment income (3)	77	104	89	114	94
Investment gains (losses) (3)	3	-	60	(1)	86
Ending carrying value	10,053	10,712	9,930	10,101	10,393
Policy Loans
Yield (1)	5.38%	5.27%	5.33%	5.36%	5.37%
Investment income	158	155	157	158	158
Ending carrying value	11,782	11,764	11,762	11,785	11,756
Equity Securities
Yield (1)	3.87%	5.30%	3.86%	4.72%	3.95%
Investment income	28	39	30	37	31
Investment gains (losses)	3	25	25	25	14
Ending carrying value	3,241	3,402	3,693	3,863	3,689
Other Limited Partnership Interests
Yield (1)	7.95%	15.82%	17.28%	10.46%	14.77%
Investment income	144	290	329	206	299
Investment gains (losses)	-	(7)	(2)	(36)	(14)
Ending carrying value	7,253	7,401	7,819	7,964	8,214
Cash and Short-term Investments
Yield (1)	0.97%	1.01%	1.16%	1.05%	1.06%
Investment income	39	42	45	39	40
Investment gains (losses)	6	3	(1)	-	-
Ending carrying value (3)	24,039	21,540	22,481	19,759	21,023
Other Invested Assets (1)
Investment income	217	201	220	200	233
Investment gains (losses) (3)	6	(27)	(3)	(3)	(18)
Ending carrying value	16,766	16,229	16,433	17,116	17,905
Total Investments
Investment income yield (1)	4.98%	5.20%	5.02%	5.01%	5.03%
Investment fees and expenses yield	(0.13% )	(0.15% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.85%	5.05%	4.89%	4.88%	4.90%
Investment income	$5,180	$5,458	$5,264	$5,258	$5,333
Investment fees and expenses	(137)	(152)	(136)	(139)	(137)
Net investment income including Divested businesses	5,043	5,306	5,128	5,119	5,196
Less: Net investment income from Divested businesses (5)	45	49	43	24	3
Net Investment Income (3)	$4,998	$5,257	$5,085	$5,095	$5,193
Ending Carrying Value (3)	$478,385	$478,632	$484,469	$495,601	$500,137
Investment portfolio gains (losses) including Divested businesses	$(72)	$24	$163	$55	$191
Less: Investment portfolio gains (losses) from Divested businesses (5)	1	(6)	-	-	2
Investment Portfolio Gains (Losses) (3), (5)	$(73)	$30	$163	$55	$189
Gross investment gains	$280	$331	$441	$270	$419
Gross investment losses	(293)	(232)	(258)	(127)	(167)
Writedowns	(60)	(69)	(20)	(88)	(63)
Investment Portfolio Gains (Losses) (3), (5)	(73)	30	163	55	189
Investment portfolio gains (losses) income tax (expense) benefit	63	(42)	(32)	(55)	(104)
Investment Portfolio Gains (Losses), Net of Income Tax	$(10)	$(12)	$131	$-	$85

Derivative Gains (Losses) including Divested businesses	$(738)	$(560)	$152	$135	$306
Less: Derivative gains (losses) from Divested businesses (5)	20	(1)	35	45	-
Derivative gains (losses) (3), (5)	(758)	(559)	117	90	306
Derivative gains (losses) income tax (expense) benefit	265	202	(39)	(19)	(119)
Derivative Gains (Losses), Net of Income Tax	$(493)	$(357)	$78	$71	$187

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $827 million, $1,289 million, $1,283 million, $1,372 million and $1,362 million in ending carrying value, and $14 million, $41 million, $37 million, $44 million and $14 million of investment income related to fair value option and trading securities at or for the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,796 million, $16,111 million, $16,192 million, $16,441 million and $15,866 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $23 million, $23 million, $19 million, $18 million and $18 million, mortgage loans of $2,096 million, $1,598 million, $1,140 million, $638 million and $313 million and cash and short-term investments of $1 million, $0, $0, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(72)	$24	$163	$55	$189
Real estate discontinued operations	1	-	5	-	-
Net investment gains (losses) related to CSEs	4	13	2	1	3
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(18)	(215)	(581)	(181)	(83)
Net investment gains (losses) - GAAP basis	$(85)	$(178)	$(411)	$(125)	$109

	For the Three Months Ended
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(738)	$(560)	$152	$135	$306
Investment hedge adjustments (5)	175	170	175	169	169
Joint venture adjustments	-	1	-	(1)	(1)
Settlement of foreign currency earnings hedges	11	13	13	4	-
PAB hedge adjustments	6	3	3	4	4
Net derivative gains (losses) - GAAP basis	$(546)	$(373)	$343	$311	$478

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, excludes $1 million, $2 million, ($3) million, $4 million and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Fixed Maturity Securities
Yield (1)	4.82%	4.84%	4.76%	4.83%	4.80%
Investment income (2), (3), (4)	$11,312	$15,098	$3,685	$7,481	$11,185
Investment gains (losses) (3)	380	410	95	149	302
Ending carrying value (2), (3)	349,614	351,476	356,352	368,428	369,432
Mortgage Loans
Yield (1)	5.42%	5.58%	5.08%	5.06%	5.19%
Investment income (3), (4)	2,179	3,020	709	1,417	2,191
Investment gains (losses) (3)	22	22	(11)	5	(25)
Ending carrying value (3)	55,637	56,108	55,999	56,585	57,725
Real Estate and Real Estate Joint Ventures
Yield (1)	3.25%	3.44%	3.45%	3.98%	3.88%
Investment income (3)	243	347	89	203	297
Investment gains (losses) (3)	(25)	(25)	60	59	145
Ending carrying value	10,053	10,712	9,930	10,101	10,393
Policy Loans
Yield (1)	5.26%	5.26%	5.33%	5.35%	5.36%
Investment income	465	620	157	315	473
Ending carrying value	11,782	11,764	11,762	11,785	11,756
Equity Securities
Yield (1)	4.14%	4.44%	3.86%	4.30%	4.18%
Investment income	88	127	30	67	98
Investment gains (losses)	(20)	5	25	50	64
Ending carrying value	3,241	3,402	3,693	3,863	3,689
Other Limited Partnership Interests
Yield (1)	12.50%	13.35%	17.28%	13.81%	14.14%
Investment income	665	955	329	535	834
Investment gains (losses)	(41)	(48)	(2)	(38)	(52)
Ending carrying value	7,253	7,401	7,819	7,964	8,214
Cash and Short-term Investments
Yield (1)	0.98%	0.98%	1.16%	1.11%	1.09%
Investment income	126	168	45	84	124
Investment gains (losses)	60	63	(1)	(1)	(1)
Ending carrying value (3)	24,039	21,540	22,481	19,759	21,023
Other Invested Assets (1)
Investment income	618	819	220	420	653
Investment gains (losses) (3)	(14)	(41)	(3)	(6)	(24)
Ending carrying value	16,766	16,229	16,433	17,116	17,905
Total Investments
Investment income yield (1)	4.97%	5.03%	5.02%	5.02%	5.02%
Investment fees and expenses yield	(0.13% )	(0.13% )	(0.13% )	(0.13% )	(0.13% )
Net Investment Income Yield (1), (3), (5)	4.84%	4.90%	4.89%	4.89%	4.89%
Investment income	$15,696	$21,154	$5,264	$10,522	$15,855
Investment fees and expenses	(411)	(563)	(136)	(275)	(412)
Net investment income including Divested businesses	15,285	20,591	5,128	10,247	15,443
Less: Net investment income from Divested businesses (5)	148	197	43	67	70
Net Investment Income (3)	$15,137	$20,394	$5,085	$10,180	$15,373
Ending Carrying Value (3)	$478,385	$478,632	$484,469	$495,601	$500,137
Investment portfolio gains (losses) including Divested businesses	$362	$386	$163	$218	$409
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	(6)	-	-	2
Investment Portfolio Gains (Losses) (3), (5)	$362	$392	$163	$218	$407
Gross investment gains	$1,239	$1,570	$441	$711	$1,130
Gross investment losses	(682)	(914)	(258)	(385)	(552)
Writedowns	(195)	(264)	(20)	(108)	(171)
Investment Portfolio Gains (Losses) (3), (5)	362	392	163	218	407
Investment portfolio gains (losses) income tax (expense) benefit	(105)	(147)	(32)	(87)	(191)
Investment Portfolio Gains (Losses), Net of Income Tax	$257	$245	$131	$131	$216

Derivative Gains (Losses) including Divested businesses	$(3,371)	$(3,931)	$152	$287	$593
Less: Derivative gains (losses) from Divested businesses (5)	48	47	35	80	80
Derivative gains (losses) (3), (5)	(3,419)	(3,978)	117	207	513
Derivative gains (losses) income tax (expense) benefit	1,187	1,389	(39)	(58)	(177)
Derivative Gains (Losses), Net of Income Tax	$(2,232)	$(2,589)	$78	$149	$336

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $827 million, $1,289 million, $1,283 million, $1,372 million and $1,362 million in ending carrying value, and $24 million, $65 million, $37 million, $81 million and $95 million of investment income related to fair value option and trading securities at or for the year-to-date period ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,796 million, $16,111 million, $16,192 million, $16,441 million and $15,866 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $23 million, $23 million, $19 million, $18 million and $18 million, mortgage loans of $2,096 million, $1,598 million, $1,140 million, $638 million and $313 million and cash and short-term investments of $1 million, $0, $0, $0 and $0; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$362	$386	$163	$218	$407
Real estate discontinued operations	6	6	5	5	5
Net investment gains (losses) related to certain CSEs	20	33	2	3	6
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(49)	(264)	(581)	(762)	(845)
Net investment gains (losses) - GAAP basis	$339	$161	$(411)	$(536)	$(427)

	For the Year-to-Date Period Ended
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(3,371)	$(3,931)	$152	$287	$593
Investment hedge adjustments (5)	473	643	175	344	513
Joint venture adjustments	1	2	-	(1)	(2)
Settlement of foreign currency earnings hedges	21	34	13	17	17
PAB hedge adjustments	10	13	3	7	11
Net derivative gains (losses) - GAAP basis	$(2,866)	$(3,239)	$343	$654	$1,132

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014, excludes $8 million, $10 million, ($3) million, $1 million and $1 million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,721	88.9%	$3,971	86.5%	$2,376	85.8%	$1,312	83.5%	$1,502	87.1%
20% or more for less than six months	181	4.3%	325	7.1%	161	5.8%	24	1.5%	68	4.0%
20% or more for six months or greater	282	6.8%	296	6.4%	231	8.4%	236	15.0%	154	8.9%
Total Gross Unrealized Losses	$4,184	100.0%	$4,592	100.0%	$2,768	100.0%	$1,572	100.0%	$1,724	100.0%

Total Gross Unrealized Gains	$22,071		$21,180		$25,295		$29,341		$28,596

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$68	51.1%	$44	37.6%	$54	52.9%	$17	38.6%	$16	40.0%
20% or more for less than six months	19	14.3%	34	29.1%	15	14.7%	-	0.0%	-	0.0%
20% or more for six months or greater	46	34.6%	39	33.3%	33	32.4%	27	61.4%	24	60.0%
Total Gross Unrealized Losses	$133	100.0%	$117	100.0%	$102	100.0%	$44	100.0%	$40	100.0%

Total Gross Unrealized Gains	$396		$507		$554		$655		$618

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$107,491	30.8%	$106,469	30.4%	$109,200	30.8%	$109,393	29.8%	$107,974	29.3%
Foreign corporate securities		63,648	18.2%	63,152	18.0%	64,177	18.1%	62,488	17.0%	61,877	16.8%
U.S. Treasury and agency securities		44,154	12.7%	45,123	12.9%	44,809	12.6%	54,347	14.8%	56,862	15.5%
Foreign government securities		53,004	15.2%	54,437	15.6%	54,707	15.4%	56,627	15.4%	56,396	15.3%
Residential mortgage-backed securities		35,478	10.2%	35,055	10.0%	37,203	10.5%	39,064	10.7%	40,619	11.1%
Asset-backed securities		14,161	4.1%	15,571	4.4%	14,653	4.1%	14,788	4.0%	14,853	4.0%
State and political subdivision securities		13,955	4.0%	13,830	4.0%	14,328	4.0%	14,698	4.0%	14,840	4.0%
Commercial mortgage-backed securities		16,896	4.8%	16,550	4.7%	15,992	4.5%	15,651	4.3%	14,649	4.0%
Total fixed maturity securities available-for-sale		$348,787	100.0%	$350,187	100.0%	$355,069	100.0%	$367,056	100.0%	$368,070	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$239,347	68.6%	$242,069	69.1%	$245,669	69.2%	$255,560	69.6%	$257,120	69.9%
2	Baa	84,269	24.2%	84,114	24.0%	84,939	23.9%	86,401	23.6%	85,685	23.3%
3	Ba	13,782	3.9%	13,597	3.9%	14,263	4.0%	14,794	4.0%	15,045	4.1%
4	B	9,690	2.8%	9,378	2.7%	9,191	2.6%	9,277	2.5%	8,589	2.3%
5	Caa and lower	1,639	0.5%	955	0.3%	958	0.3%	992	0.3%	1,535	0.4%
6	In or near default	60	0.0%	74	0.0%	49	0.0%	32	0.0%	96	0.0%
Total fixed maturity securities available-for-sale (1)		$348,787	100.0%	$350,187	100.0%	$355,069	100.0%	$367,056	100.0%	$368,070	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014

Traditional (2), (3)		$8,787		$9,498		$8,773		$8,996		$9,273
Real estate joint ventures and funds		823		769		718		691		691
Subtotal		9,610		10,267		9,491		9,687		9,964
Foreclosed		443		445		439		414		429
Total Real Estate and Real Estate Joint Ventures		$10,053		$10,712		$9,930		$10,101		$10,393
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014

Commercial mortgage loans	$40,262		$40,926		$40,398		$40,604		$40,540
Agricultural mortgage loans	12,830		12,391		12,284		11,961		11,929
Residential mortgage loans	2,646		3,110		3,643		4,314		5,563
Mortgage loans held-for-sale	225		3		-		-		-
Total Mortgage Loans	55,963		56,430		56,325		56,879		58,032
Valuation allowances	(326)		(322)		(326)		(294)		(307)
Total Mortgage Loans, net	$55,637		$56,108		$55,999		$56,585		$57,725
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 28, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	September 30, 2013		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,214	20.4%	$8,961	21.9%	$8,836	21.9%	$9,017	22.2%	$8,815	21.7%
Middle Atlantic	7,356	18.3%	7,367	18.0%	7,277	18.0%	7,232	17.8%	7,582	18.7%
South Atlantic	7,095	17.6%	6,977	17.1%	6,964	17.2%	6,714	16.5%	6,705	16.5%
International	6,158	15.3%	6,709	16.4%	6,431	15.9%	6,763	16.7%	6,636	16.4%
West South Central	3,483	8.7%	3,619	8.8%	3,613	8.9%	3,734	9.2%	3,763	9.3%
East North Central	2,680	6.7%	2,717	6.6%	2,526	6.3%	2,455	6.0%	2,589	6.4%
New England	1,473	3.7%	1,404	3.4%	1,404	3.5%	1,406	3.5%	1,197	3.0%
Mountain	835	2.0%	834	2.0%	936	2.3%	935	2.3%	933	2.3%
East South Central	420	1.0%	471	1.2%	395	1.0%	383	0.9%	384	0.9%
West North Central	203	0.5%	148	0.4%	146	0.4%	144	0.4%	142	0.4%
Multi-Region and Other	2,345	5.8%	1,719	4.2%	1,870	4.6%	1,821	4.5%	1,794	4.4%
Total	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%

Office	$19,955	49.6%	$20,629	50.4%	$20,641	51.1%	$20,692	51.0%	$21,160	52.2%
Retail	9,528	23.7%	9,245	22.6%	8,969	22.2%	9,049	22.3%	9,263	22.8%
Hotel	3,774	9.4%	4,219	10.3%	4,092	10.1%	4,154	10.2%	4,317	10.6%
Apartment	3,882	9.6%	3,724	9.1%	3,738	9.3%	3,948	9.7%	3,392	8.4%
Industrial	2,840	7.0%	2,897	7.1%	2,714	6.7%	2,444	6.0%	2,178	5.4%
Other	283	0.7%	212	0.5%	244	0.6%	317	0.8%	230	0.6%
Total	$40,262	100.0%	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,525	$1,585	$1,592	$1,621	$1,855	$4,798	$5,068
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1), (2)	(85)	(178)	(411)	(125)	109	339	(427)
Net derivative gains (losses)	(546)	(373)	343	311	478	(2,866)	1,132
Premiums - Divested businesses	40	2	2	20	18	89	40
Universal life and investment-type product policy fees
Unearned revenue adjustments	(2)	7	3	3	8	-	14
GMIB fees	96	92	93	93	96	261	282
Divested businesses	2	1	2	2	2	5	6
Net investment income
Investment hedge adjustments	(174)	(168)	(178)	(165)	(169)	(465)	(512)
Income from discontinued real estate operations	(3)	(2)	(1)	-	-	(7)	(1)
Joint venture adjustments	-	(1)	-	1	1	(1)	2
Unit-linked contract income	132	687	65	295	379	1,485	739
Securitization entities income	29	27	18	13	3	96	34
Divested businesses	44	47	46	20	3	140	69
Other revenues
Settlement of foreign currency earnings hedges	(11)	(13)	(13)	(4)	-	(21)	(17)
Divested businesses	1	-	-	1	-	-	1
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation and pass through adjustments	(6)	137	(89)	(160)	93	128	(156)
GMIB costs	(412)	(366)	(117)	(215)	(34)	(960)	(366)
Market value adjustments	(50)	(15)	(17)	(26)	(54)	(319)	(97)
Divested businesses	(73)	(37)	(31)	(20)	(10)	(188)	(61)
Interest credited to policyholder account balances
PAB hedge adjustments	(6)	(3)	(3)	(4)	(4)	(10)	(11)
Unit-linked contract costs	(121)	(672)	(65)	(280)	(387)	(1,477)	(732)
Divested businesses	(1)	-	-	-	-	(2)	-
Capitalization of DAC - Divested businesses	-	-	-	1	-	-	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	53	(39)	(1)	(63)	27	235	(37)
Related to GMIB fees and GMIB costs	85	95	(7)	26	(81)	242	(62)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	-	-	(1)	-	(1)
Amortization of negative VOBA
Related to market value adjustments	13	13	12	12	11	42	35
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(29)	(27)	(18)	(13)	(3)	(96)	(34)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	-	10	13	11	(3)	15	21
Regulatory implementation costs	(5)	(6)	-	(2)	-	(12)	(2)
Acquisition & integration costs (2)	(30)	(48)	(4)	(10)	(17)	(272)	(31)
Divested businesses	(37)	(24)	(12)	(11)	(24)	(202)	(47)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (2), (3)	544	184	120	44	(202)	1,499	(38)
Income (loss) from continuing operations, net of income tax	973	915	1,342	1,376	2,094	2,476	4,812
Income (loss) from discontinued operations, net of income tax	2	1	(3)	-	-	1	(3)
Net income (loss)	975	916	1,339	1,376	2,094	2,477	4,809
Less: Net income (loss) attributable to noncontrolling interests	3	8	11	10	-	17	21
Net income (loss) attributable to MetLife, Inc.	972	908	1,328	1,366	2,094	2,460	4,788
Less: Preferred stock dividends	30	31	30	31	30	91	91
Net income (loss) available to MetLife, Inc.’s common shareholders	$942	$877	$1,298	$1,335	$2,064	$2,369	$4,697

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year-to-date period ended September 30, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)         The year-to-date period ended September 30, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, related to the settlement of an acquisition tax contingency.

(3)         The three months and year-to-date period ended September 30, 2013 include a deferred tax benefit of $95 million, and the three months ended December 31, 2013 includes a deferred tax expense of $86 million, related to the conversion of the Japan branch to a subsidiary. The three months and year-to-date period ended September 30, 2013 also include a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$101	$63	$11	$62	$28	$136
Catastrophe experience and prior year development, net	21	15	-	(21)	38	13	17
Actuarial assumption review and other insurance adjustments	(29)	-	-	56	16	(26)	72
Litigation reserves & settlement costs	-	(147)	(57)	-	-	-	(57)
Tax adjustments	-	11	-	-	(9)	22	(9)
Total notable items	$(8)	$(20)	$6	$46	$107	$37	$159

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$44	$26	$(9)	$25	$24	$42
Catastrophe experience and prior year development, net	10	6	-	(20)	23	(8)	3
Actuarial assumption review and other insurance adjustments	30	-	-	56	19	59	75
Litigation reserves & settlement costs	-	(36)	-	-	-	-	-
Total notable items	$40	$14	$26	$27	$67	$75	$120

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$31	$15	$(12)	$17	$18	$20
Catastrophe experience and prior year development, net	10	6	-	(20)	23	(8)	3
Actuarial assumption review and other insurance adjustments	(11)	-	-	56	37	(11)	93
Litigation reserves & settlement costs	-	(36)	-	-	-	-	-
Total notable items	$(1)	$1	$15	$24	$77	$(1)	$116

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$13	$11	$3	$8	$6	$22
Actuarial assumption review and other insurance adjustments	41	-	-	-	(18)	70	(18)
Total notable items	$41	$13	$11	$3	$(10)	$76	$4

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$7	$1	$(1)	$8	$(2)	$8
Catastrophe experience and prior year development, net	11	9	-	(1)	15	21	14
Total notable items	$11	$16	$1	$(2)	$23	$19	$22
(1) Notable items represent a positive/(negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$27	$15	$21	$33	$8	$69
Litigation reserves & settlement costs	-	(10)	-	-	-	-	-
Total notable items	$-	$17	$15	$21	$33	$8	$69

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Actuarial assumption review and other insurance adjustments	$7	$-	$-	$-	$-	$7	$-
Tax adjustments	-	-	-	-	(41)	-	(41)
Total notable items	$7	$-	$-	$-	$(41)	$7	$(41)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$14	$-	$-	$3	$8	$3
Actuarial assumption review and other insurance adjustments	(70)	-	-	-	(13)	(70)	(13)
Total notable items	$(70)	$14	$-	$-	$(10)	$(62)	$(10)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Actuarial assumption review and other insurance adjustments	$4	$-	$-	$-	$10	$(22)	$10
Tax adjustments	-	11	-	-	-	22	-
Total notable items	$4	$11	$-	$-	$10	$-	$10

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Variable investment income, as compared to plan	$-	$9	$21	$-	$(7)	$(10)	$14
Litigation reserves & settlement costs	-	(101)	(57)	-	-	-	(57)
Tax adjustments	-	-	-	-	32	-	32
Total notable items	$-	$(92)	$(36)	$-	$25	$(10)	$(11)

(1) Notable items represent a positive/(negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Total MetLife, Inc.’s stockholders’ equity	$60,927	$61,553	$65,758	$69,591	$70,805
Less: Preferred stock	2,043	2,043	2,043	2,043	2,043
MetLife, Inc.’s common stockholders’ equity	58,884	59,510	63,715	67,548	68,762
Less: Net unrealized investment gains (losses), net of income tax	9,100	8,414	11,680	14,385	14,689
Less: Defined benefit plans adjustment, net of income tax	(2,382)	(1,651)	(1,622)	(1,588)	(1,537)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs	52,166	52,747	53,657	54,751	55,610
Less: Foreign currency translation adjustments, net of income tax	(1,618)	(1,659)	(1,843)	(1,739)	(2,160)
MetLife, Inc.’s common stockholders’ equity, excluding AOCI	$53,784	$54,406	$55,500	$56,490	$57,770

Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTAs	$52,166	$52,747	$53,657	$54,751	$55,610
Less: Goodwill, net of income tax	9,443	10,473	10,363	10,351	10,127
Less: VODA and VOCRA, net of income tax	886	866	827	811	780
Total MetLife, Inc.’s common stockholders’ tangible equity (excludes AOCI other than FCTAs)	$41,837	$41,408	$42,467	$43,589	$44,703

Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Book value per common share (1)	$52.54	$53.04	$56.65	$59.96	$61.44
Less: Net unrealized investment gains (losses), net of income tax	8.13	7.50	10.39	12.77	13.12
Less: Defined benefit plans adjustment, net of income tax	(2.13)	(1.47)	(1.44)	(1.41)	(1.37)
Book value per common share, excluding AOCI other than FCTAs (1)	46.54	47.01	47.70	48.60	49.69
Less: Foreign currency translation adjustments, net of income tax	(1.45)	(1.48)	(1.64)	(1.54)	(1.93)
Book value per common share, excluding AOCI (1)	$47.99	$48.49	$49.34	$50.14	$51.62

Unaudited	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014

Book value per common share, excluding AOCI other than FCTAs (1)	$46.54	$47.01	$47.70	$48.60	$49.69
Less: Goodwill, net of income tax	8.42	9.33	9.20	9.19	9.04
Less: VODA and VOCRA, net of income tax	0.79	0.77	0.74	0.72	0.70
Book value per common share - tangible equity (excludes AOCI other than FCTAs) (1)	$37.33	$36.91	$37.76	$38.69	$39.95

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2013

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	10.2%	10.5%	10.1%	9.7%	10.7%	10.4%
Common stockholders’ equity, excluding AOCI other than FCTAs	11.7%	11.8%	11.7%	11.7%	13.2%	12.2%
Common stockholders’ equity, excluding AOCI	11.3%	11.5%	11.4%	11.4%	12.8%	11.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTAs) (3)	14.8%	15.1%	15.0%	14.9%	16.7%	15.6%

Return on MetLife, Inc.’s:
Common stockholders’ equity	6.4%	5.9%	8.4%	8.1%	12.1%	5.4%
Common stockholders’ equity, excluding AOCI other than FCTAs	7.4%	6.7%	9.8%	9.9%	15.0%	6.3%
Common stockholders’ equity, excluding AOCI	7.1%	6.5%	9.4%	9.5%	14.5%	6.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTAs) (3)	9.4%	8.6%	12.5%	12.5%	18.8%	8.2%

Average common stockholders’ equity	$58,422	$59,197	$61,613	$65,632	$68,155	$60,234
Average common stockholders’ equity, excluding AOCI other than FCTAs	$51,050	$52,457	$53,202	$54,204	$55,181	$51,190
Average common stockholders’ equity, excluding AOCI	$52,771	$54,095	$54,953	$55,995	$57,130	$52,557
Average tangible common stockholders’ equity (excludes AOCI other than FCTAs)	$40,729	$41,623	$41,938	$43,028	$44,146	$40,502

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results.

(3)         Operating earnings available to common shareholders’ and net income available to common shareholders’, used to calculate returns on tangible equity, excludes the impact of amortization of VODA and VOCRA, net of income tax for the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014 of $17 million, $13 million, $13 million, $14 million and $13 million, respectively, and the year ended December 31, 2013 of $55 million.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$822	$832	$825	$838	$855	$2,402	$2,518
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	38	39	34	33	34	115	101
Other revenues	6	4	5	4	4	23	13
Total operating revenues	866	875	864	875	893	2,540	2,632

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	546	532	574	641	527	1,697	1,742
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(107)	(99)	(96)	(105)	(108)	(302)	(309)
Amortization of DAC and VOBA	99	99	100	97	102	286	299
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	227	229	223	234	230	650	687
Total operating expenses	765	761	801	867	751	2,331	2,419

Operating earnings before provision for income tax	101	114	63	8	142	209	213
Provision for income tax expense (benefit)	20	27	9	(9)	36	33	36
Operating earnings	81	87	54	17	106	176	177
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$81	$87	$54	$17	$106	$176	$177

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$81	$87	$54	$17	$106	$176	$177
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	2	4	(1)	2	3	5
Net derivative gains (losses)	1	1	(2)	(1)	1	6	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(2)	(1)	(1)	1	(1)	(3)	(1)
Income (loss) from continuing operations, net of income tax	83	89	55	16	108	182	179
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	83	89	55	16	108	182	179
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	83	89	55	16	108	182	179
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$83	$89	$55	$16	$108	$182	$179

Total Operating Premiums, Fees and Other Revenues	$828	$836	$830	$842	$859	$2,425	$2,531

(1)         Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$446	$450	$444	$448	$454	$1,307	$1,346
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	20	22	19	18	18	64	55
Other revenues	5	3	3	4	3	13	10
Total operating revenues	471	475	466	470	475	1,384	1,411

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	296	275	300	364	263	937	927
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(73)	(67)	(64)	(71)	(73)	(207)	(208)
Amortization of DAC and VOBA	68	68	68	67	69	198	204
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	126	124	116	125	122	364	363
Total operating expenses	417	400	420	485	381	1,292	1,286

Operating earnings before provision for income tax	54	75	46	(15)	94	92	125
Provision for income tax expense (benefit)	10	19	9	(13)	26	9	22
Operating earnings	44	56	37	(2)	68	83	103
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$44	$56	$37	$(2)	$68	$83	$103

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$44	$56	$37	$(2)	$68	$83	$103
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	1	2	-	1	2	3
Net derivative gains (losses)	1	-	(1)	(1)	1	4	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	-	-	-	(1)	(2)	(1)
Income (loss) from continuing operations, net of income tax	46	57	38	(3)	69	87	104
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	46	57	38	(3)	69	87	104
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	46	57	38	(3)	69	87	104
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$57	$38	$(3)	$69	$87	$104

Total Operating Premiums, Fees and Other Revenues	$451	$453	$447	$452	$457	$1,320	$1,356
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014

OPERATING REVENUES
Premiums	$376	$382	$381	$390	$401	$1,095	$1,172
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	18	17	15	15	16	51	46
Other revenues	1	1	2	-	1	10	3
Total operating revenues	395	400	398	405	418	1,156	1,221

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	250	257	274	277	264	760	815
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(34)	(32)	(32)	(34)	(35)	(95)	(101)
Amortization of DAC and VOBA	31	31	32	30	33	88	95
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	101	105	107	109	108	286	324
Total operating expenses	348	361	381	382	370	1,039	1,133

Operating earnings before provision for income tax	47	39	17	23	48	117	88
Provision for income tax expense (benefit)	10	8	-	4	10	24	14
Operating earnings	37	31	17	19	38	93	74
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$37	$31	$17	$19	$38	$93	$74

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$37	$31	$17	$19	$38	$93	$74
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	1	2	(1)	1	1	2
Net derivative gains (losses)	-	1	(1)	-	-	2	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	(1)	1	-	(1)	-
Income (loss) from continuing operations, net of income tax	37	32	17	19	39	95	75
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	37	32	17	19	39	95	75
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	37	32	17	19	39	95	75
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$37	$32	$17	$19	$39	$95	$75

Total Operating Premiums, Fees and Other Revenues	$377	$383	$383	$390	$402	$1,105	$1,175
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.